As filed with the Securities and Exchange Commission on July 28,
2005
                                                            File Nos.
                                                            002-30203
                                                            811-01608
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                              FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.  _____

      Post-Effective Amendment No.  48                        (X)
                                   ----

                               and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.    32                                     (X)
                     -----

                     FRANKLIN HIGH INCOME TRUST
                     --------------------------
         (Exact Name of Registrant as Specified in Charter)

           One Franklin Parkway, San Mateo, CA 94403-1906
           ----------------------------------------------
         (Address of Principal Executive Offices) (Zip Code)

  Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                     --------------

  Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
  -----------------------------------------------------------------
         (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[x]  on October 1, 2005 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





OCTOBER 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS CLASS A, B, C & R


FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST







[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUND
[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies                        [#]

Main Risks                                  [#]

Performance                                 [#]

Fees and Expenses                           [#]

Management                                  [#]

Distributions and Taxes                     [#]

Financial Highlights                        [#]


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                       [#]

Buying Shares                                [#]

Investor Services                            [#]

Selling Shares                               [#]

Exchanging Shares                            [#]

Account Policies                             [#]

Questions                                    [#]


FOR MORE INFORMATION


[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests mainly in high yield, lower rated debt securities.

Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk relative to the expected yield and total return.

[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Investment grade debt securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P(R).

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS


[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


CREDIT


An issuer of debt securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and foreign securities traded on U.S. markets, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Although foreign securities held by the Fund generally will be denominated in U.S. dollars, some foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

CALL

A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).


A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI.
Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1
[Insert bar graph]


18.67% 14.21%  12.09%  1.52%  0.48%  -7.37%  2.92%  -3.43%  35.29%  11.59%
95     96      97      98     99     00      01     02      03      04


                                 YEAR

Best Quarter:                             Q2 '03     12.36%
Worst Quarter:                            Q2 '02     -7.29%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                       1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
AGE High Income Fund - Class A/2
Return Before Taxes                    6.98%      5.89%      7.49%
Return After Taxes on Distributions    4.32%      2.17%      3.62%
Return After Taxes on Distributions
and Sale of Fund Shares                4.41%      2.58%      3.89%
CS First Boston High Yield Index/3    11.95%      8.17%      8.62%
Lipper High Yield Current Yields
Fund Average Index/3                   9.90%      5.03%      6.55%
(indices reflects no deduction for
fees, expenses, or taxes)

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (1/01/99)
----------------------------------------------------------------
AGE High Income Fund - Class   7.07%       5.91%      5.03%
B/2
CS First Boston High Yield
Index/3                       11.95%       8.17%      8.62%
Lipper High Yield Current
Yields Fund Average Index/3    9.90%       5.03%      4.81%

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (5/16/95)
----------------------------------------------------------------
AGE High Income Fund - Class  10.50%       6.24%      6.62%
C/2
CS First Boston High Yield
Index/3                       11.95%       8.17%      8.04%
Lipper High Yield Current
Yields Fund Average Index/3    9.50%       5.03%      6.33%



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
AGE High Income Fund - Class
R/2,4                         10.13%       6.48%      7.52%
CS First Boston High Yield
Index/3                       11.95%       8.17%      8.62%
Lipper High Yield Current
Yields Fund Average Index/4    9.90%       5.03%      6.55%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was 0.74% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Lipper, Inc. (Lipper High Current Yield Funds Average). The Lipper High Current Yield Funds Average included 411 funds for the one-year period ended 12/31/04, 270 funds for the five-year period ended 12/31/04, 82 funds for the ten-year period ended 12/31/04, 243 funds for the 1/1/99 - 12/31/04 period, and 96 funds for the 5/16/95 - 12/31/04 period. Performance does not include sales charges. Total return includes reinvestment of dividends and capital gains. The index is unmanaged and one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                     CLASS A    CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------

Maximum sales charge (load) as a
percentage of offering price         4.25%/1    4.00%     1.00%     1.00%
  Load imposed on purchases          4.25%      None      None      None
  Maximum deferred sales charge      None/2     4.00/3    1.00%     1.00%
  (load)
  Redemption fee on shares sold      2.00%      2.00%     2.00%     2.00%
  within 7 calendar days following
  their purchase date4

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES        (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A  CLASS B   CLASS C  CLASS R
------------------------------------------------------------------------------
Management fees/5                        0.46%    0.46%     0.46%    0.46%
Distribution and service                 0.15%    0.65%     0.65%    0.50%
(12b-1) fees
Other expenses                           0.14%    0.14%     0.14%    0.14%
                                         -------------------------------------
Total annual Fund operating expenses     0.75%    1.25%     1.25%    1.10%
                                         -------------------------------------
Management fee reduction/5              -0.01%   -0.01%    -0.01%   -0.01%
                                         -------------------------------------
Net annual Fund operating expenses/5     0.74%    1.24%     1.24%    1.09%
                                         =====================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page [#]) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $497/1    $651     $819      $1,304
CLASS B                        $526      $693     $881      $1,362/2
CLASS C/3                      $226      $393     $681      $1,500
CLASS R                        $211      $347     $601      $1,329
If you do not sell your
shares:
CLASS B                        $126      $393     $681      $1,362/2
CLASS C                        $126      $393     $681      $1,500
CLASS R                        $111      $347     $601      $1,329

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT



Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $425 billion in assets.


The Fund is managed by a team of dedicated professionals focused on
investments [   ].   The portfolio managers of the team are as follows:


CHRISTOPHER MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1988.


Mr. Molumphy has been a manager of the Fund since 1991. He has primary
responsibility for the investments of the Fund. [     ]has final authority
over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Molumphy joined Franklin Templeton Investments in 1988.

ERIC TAKAHA CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Takaha has been an assistant manager of the Fund since July, 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2005, management fees, before any reduction were 0.46% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.


ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on July 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on July 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Because the principal investment goal of the Fund is to earn a high level of current income, and the Fund has a higher percentage of its investments in debt securities, it is anticipated that only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



FINANCIAL HIGHLIGHTS


This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                             YEAR ENDED MAY 31,
----------------------------------------------------------------------
                           2005     2004     2003     2002     2001
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            2.02     1.88     1.87     2.09     2.30
                         ---------------------------------------------
  Net investment             0.16     0.16     0.16     0.20     0.23
  income/1
  Net realized and
  unrealized gains           0.06     0.13     0.01    (0.22)   (0.19)
  (losses)
                         ---------------------------------------------
Total from investment
operations                   0.22     0.29     0.17   (0.02)     0.04
                         ---------------------------------------------
Less distributions from                      (0.16)
net investment income      (0.15)   (0.15)            (0.20)   (0.25)
Redemption fees              -/3      -/3      -/3       -        -
                         ---------------------------------------------
Net asset value, end of      2.09     2.02     1.88     1.87     2.09
year
                         =============================================
Total return (%)/2          11.14    15.67    10.67    (.68)     1.73
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)             2,233,772  2,172,749  2,077,768  2,024,885  2,222,713
Ratios to average net
assets: (%)
  Expenses                   0.74     0.75     0.76     0.75     0.76
  Net investment income      7.40     7.73     9.72    10.27    10.30
Portfolio turnover rate     30.19    44.07    36.52    18.56    21.37
(%)

CLASS B                              YEAR ENDED MAY 31,
----------------------------------------------------------------------
                           2005     2004     2003     2002     2001
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            2.02     1.88     1.87     2.08     2.30
                         ---------------------------------------------
  Net investment             0.14     0.15     0.16     0.19     0.21
  income/1
  Net realized and
  unrealized gains
  (losses)                   0.06     0.13      --     (0.21)   (0.19)
                         ---------------------------------------------
Total from investment        0.20     0.28     0.16   (0.02)     0.02
operations
                         ---------------------------------------------
Less distributions from     (0.14)   (0.14)   (0.15)   (0.19)   (0.24)
net investment income
Redemption fees                -3       -3       -3        -        -
                         ---------------------------------------------
Net asset value, end of      2.08     2.02     1.88     1.87     2.08
year
                         =============================================
Total return (%)/2          10.09    15.12    10.13    (.70)      .73

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)               207,881  207,680  182,494  153,639  119,496
Ratios to average net
assets: (%)
 Expenses                    1.24     1.25     1.27     1.26     1.27

 Net investment income       6.90     7.23     9.21     9.75     9.79
Portfolio turnover rate     30.19    44.07    36.52    18.56    21.37
(%)


CLASS C                             YEAR ENDED MAY 31,
--------------------------------------------------------------
                        2005    2004    2003    2002    2001
--------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year        2.03    1.89    1.88    2.09    2.31
                      ----------------------------------------
  Net investment         0.15    0.15    0.16    0.19    0.22
  income/1
  Net realized and
  unrealized gains
  (losses)               0.06    0.13      --   (0.21)  (0.20)
                      ----------------------------------------
Total from
investment operations    0.21    0.28    0.16   (0.02)   0.02
Less distributions
from net investment
income                  (0.14)  (0.14)  (0.15)  (0.19)  (0.24)
Redemption fees          -/3      -/3     -/3     -       -
                      ----------------------------------------
Net asset value, end     2.10    2.03    1.89    1.88    2.09
of year
                      ----------------------------------------
Total return (%/2       10.53   15.01   10.07    (.71)    .75

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year ($ x 1,000)      388,250 416,171 421,795 383,584 172,959

Ratios to average
net assets: (%)
 Expenses                1.24    1.25    1.27    1.25    1.27
 Net investment
 income                  6.90    7.23    9.21    9.76    9.79
Portfolio turnover
rate (%)                30.19   44.07   36.52   18.56   21.37


CLASS R                         YEAR ENDED MAY 31,
--------------------------------------------------------
                          2005    2004    2003   2002/4
--------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           2.03    1.89   1.88    1.93
                         -------------------------------
  Net investment            0.15    0.15   0.16    0.08
  income/1
  Net realized and
  unrealized gains          0.06    0.13   0.01   (0.05)
  (losses)
                         -------------------------------
Total from investment
operations                  0.21    0.28   0.17    0.03
                         -------------------------------
Less distributions from
net investment income      (0.14)  (0.14) (0.16)  (0.08)
Redemption fees            -/3      -/3     -/3       -
                         -------------------------------
Net asset value, end of     2.10    2.03   1.89    1.88
year
                         -------------------------------
Total return (%)/2         10.68   15.17  10.21    1.52

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                5,300   3,467  2,574     713
Ratios to average net
assets: (%)
 Expenses                   1.09    1.10   1.12   1.115
 Net investment income      7.05    7.38   9.36   9.735
Portfolio turnover rate    30.19   44.07  36.52   18.56
(%)

1. Based on average daily shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. Amount is less than $0.01 per share.
4. For the period January 1, 2002 (effective date) to May 31, 2002 for
   Class R.
5. Annualized.



YOUR ACCOUNT


The Board of Trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B (or Class B1) share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.


CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

     CLASS A         CLASS C         CLASS R
     --------------------------------------------------
     o  Initial      o  No           o  No initial
        sales           initial         sales charge
        charge of       sales
        4.25% or        charge
        less

     o  Deferred     o  Deferred     o  Except for
        sales           sales           certain
        charge of       charge of       Employer
        1% on           1% on           Sponsored
        purchases       shares you      Retirement
        of $1           sell within     Plans,
        million or      12 months       deferred
        more sold                       sales charge
        within 18                       of 1% on
        months                          shares you
                                        sell within
                                        18 months
                                        (charged at
                                        plan level
                                        based on
                                        initial
                                        investment)

     o  Lower        o  Higher       o  Higher
        annual          annual          annual
        expenses        expenses        expenses than
        than Class      than Class      Class A due
        B, C or R       A due to        to higher
        due to          higher          distribution
        lower           distribution    fees (lower
        distribution    fees. No        than Class B
        fees            conversion      and Class
                        to Class A      C).No
                        shares, so      conversion to
                        annual          Class A
                        expenses do     shares, so
                        not             annual
                        decrease.       expenses do
                                        not decrease.



SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares-referred to as "cumulative quantity discount eligible shares"-with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o  You, individually;

o  Your spouse or domestic partner, as recognized by applicable state law;
o  You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or]

Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.


If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:


o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.


Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.


INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page [#]). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code


o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.


CDSC


Except for Employer Sponsored Retirement Plans that (i) are DCS Plans (as defined below under "Reinstatement Privilege"); (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see below)


DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page [#] for exchange information).


REINSTATEMENT PRIVILEGE


If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.


BUYING SHARES


MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page [#]). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
NOTE: (1) CERTAIN                            instructions with your
ACCOUNT TYPES ARE    To make a same day      bank's name and address
NOT AVAILABLE FOR    investment, your phone  and a voided check or
ONLINE ACCOUNT       order must be received  savings account deposit
ACCESS AND (2) THE   and accepted by us by   slip. If the bank and
AMOUNT MAY BE        1:00 p.m. Pacific time  Fund accounts do not
HIGHER FOR MEMBERS   or the close of the     have at least one
OF FRANKLIN          New York Stock          common owner, your
TEMPLETON VIP        Exchange, whichever is  written request must be
SERVICESTM.  PLEASE  earlier.                signed by ALL fund AND
SEE PAGE [XX] FOR                            bank account owners,
MORE INFORMATION                             and each individual
REGARDING                                    must have his or her
ELIGIBILITY.                                 signature guaranteed.

                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to AGE High     to AGE High Income
                     Income Fund.            Fund. Include your
BY MAIL                                      account number on the
                     Mail the check and      check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.
BY WIRE
                     Wire the funds and      To make a same day wire
1-800/632-2301       mail your signed        investment, the wired
(or 1-650/312-2000   application to          funds must be received
collect)             Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page [#]
                     cannot be used to open  for information on
                     a new account.          exchanges.)

                     (Please see page [#]
                     for information on
                     exchanges.)
----------------------------------------------------------------------


                     Franklin Templeton Investor Services
                               P.O. Box 997151,
                           Sacramento, CA 95899-9983
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
               or visit us online 24 hours a day, 7 days a week,
                           at franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page [#]) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DSC Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


FRANKLIN TEMPLETON VIP SERVICES/TM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page [xx] for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES


If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.


REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------


                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of Franklin
                      Templeton VIP ServicesTM.  Please see
                      page [xx] for more information
                      regarding eligibility.


                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

                        Franklin Templeton Investor Services
                                  P.O. Box 997151,
                              Sacramento, CA 95899-9983
                           Call toll-free: 1-800/632-2301
            (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.


EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since the Fund invests significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential impact of Time Zones and Market Holidays").


The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

o   imposing a redemption fee for short-term trading;

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS


The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share
(NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the Fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page [#]).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.


                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        3.00       1.00/3     1.00/5
Investment under $100,000    4.00       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more     up to 0.75/1     ---        ---        ---
12B-1 FEE TO DEALER          0.15/1     0.15/2     0.65/4     0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans.1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                 HOURS (PACIFIC TIME,
DEPARTMENT NAME             TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------
SHAREHOLDER SERVICES        1-800/632-2301       5:30 a.m. to 5:00 p.m.

FUND INFORMATION            1-800/DIAL BEN(R)    5:30 a.m. to 5:00 p.m.
                            (1-800/342-5236)
RETIREMENT SERVICES         1-800/527-2020       5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES            1-800/524-4040       5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES      1-800/321-8563       6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)      1-800/851-0637       5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM  1-800/632-2301       (around-the-clock access)
                            1-800/524-4040
                            1-800/527-2020

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)







Investment Company Act file #811-01608                        105 P 10/05







OCTOBER 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS ADVISOR CLASS


FRANKLIN'S
AGE HIGH
INCOME FUND

Franklin High Income Trust








[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]







CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies                       [#]

Main Risks                                 [#]

Performance                                [#]

Fees and Expenses                          [#]

Management                                 [#]

Distributions and Taxes                    [#]

Financial Highlights                       [#]


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]


Qualified Investors                       [#]

Buying Shares                             [#]

Investor Services                         [#]

Selling Shares                            [#]

Exchanging Shares                         [#]

Account Policies                          [#]

Questions                                 [#]


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests mainly in high yield, lower rated debt securities.

Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk relative to the expected yield and total return.

[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Investment grade debt securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P(R).

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing.
Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS


[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


CREDIT

An issuer of debt securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall.
In general, securities with longer maturities are more sensitive to these price changes.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and foreign securities traded on U.S. markets, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Although foreign securities held by the Fund generally will be denominated in U.S. dollars, some foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid
(harder to sell) and more volatile than many U.S. securities.
This means the Fund may at times be unable to sell foreign securities at favorable prices.

CALL

A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information
(SAI).


A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


ADVISOR CLASS ANNUAL TOTAL RETURNS/1, 2

[Insert bar graph]

18.67%  14.21%  12.60%  1.65%   0.61%  -7.24%  3.04%  -3.32%  35.47%  11.74%
95      96      97      98      99     00      01     02      03      04

                                    YEAR

Best Quarter:                             Q2 '03     12.39%
Worst Quarter:                            Q2 '02     -7.74%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                       1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------
AGE High Income Fund - Advisor
Class/2
Return Before Taxes                    11.74%     6.94%     8.12%
Return After Taxes on Distributions     8.91%     3.13%     4.19%
Return After Taxes on Distributions     7.50%     3.43%     4.41%
and Sale of Fund Shares
CS First Boston High Yield Index/3     11.95%     8.17%     8.62%
Lipper High Yield Current Yields
Fund Average Index/4                    9.90%     5.03%     6.55%
(Indices reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of June 30, 2005, the Fund's year-to-date return was 0.80% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Lipper, Inc. (Lipper High Current Yield Funds Average). The Lipper High Current Yield Funds Average included 411 funds for the one-year period ended 12/31/04, 270 funds for the five-year period ended 12/31/04, 82 funds for the ten-year period ended 12/31/04, 243 funds for the 1/1/99 - 12/31/04 period, and 96 funds for the 5/16/95 - 12/31/04 period. Performance does not include sales charges. Total return includes reinvestment of dividends and capital gains. The index is unmanaged and one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases
Redemption fee on shares sold within 7
calendar days following their purchase date1
                                                      2.00


ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND
ASSETS)
                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees/2                                     0.46%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.14%
                                              ----------------------
Total annual Fund operating expenses/2                0.60%
                                              ----------------------
Management fee reduction/2                           -0.01%
                                              ----------------------
Net annual Fund operating expenses/2                  0.59%
                                              ======================


   1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
   2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $60      $189      $329     $738

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $425 billion in assets.

The Fund is managed by a team of dedicated professionals focused
on investments [   ].   The portfolio managers of the team are as
follows:


CHRISTOPHER MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1991. He joined
Franklin Templeton Investments in 1988.


Mr. Molumphy has been a manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Molumphy joined Franklin Templeton Investments in 1988.

ERIC TAKAHA CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Takaha has been an assistant manager of the Fund since July
2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined
Franklin Templeton Investments in 1989.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2005, management fees, before any reduction, were 0.46% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website.
Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.


ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on July 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on July 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS


In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Because the principal investment goal of the Fund is to earn a high level of current income, and the Fund has a higher percentage of its investments in debt securities, it is anticipated that only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax
Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



FINANCIAL HIGHLIGHTS


This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                               YEAR ENDED MAY 31,
---------------------------------------------------------------------
                                       2005  2004  2003  2002   2001
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year     2.02  1.88  1.88  2.09   2.30
                                      -------------------------------
  Net investment income/1              0.16  0.16  0.16  0.21   0.23
  Net realized and unrealized gains
  (losses)                             0.06  0.13    -- (0.21)(0.19)
                                      -------------------------------
Total from investment operations       0.22  0.29  0.16    --   0.04
                                      -------------------------------
Less distributions from net
investment income                     (0.15)(0.15)(0.16)(0.21)(0.25)
Redemption fees/2                       -2    -2    -2     -    -
                                      -------------------------------
NET ASSET VALUE, END OF YEAR           2.09  2.02  1.88  1.88   2.09
                                      -------------------------------
Total return (%)                      11.29 15.82 10.23 (.03)   1.86

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year             28,231 37,569 28,045 20,758 22,041
($ x 1,000)
Ratios to average net assets: (%)
 Expenses                              0.59  0.60  0.62  0.61   0.62
 Net investment income                 7.55  7.88  9.86 10.42  10.43
Portfolio turnover rate (%)           30.19 44.07 36.52 18.56  21.37

1. Based on average daily shares outstanding.
2. Amount is less than $0.01 per share.



YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.


o  Current shareholders who owned shares of any Mutual Series
   Fund on October 31, 1996, and their immediate family members residing at the same address

o  Partnership shareholders who owned shares of any Mutual
   Series Fund on October 31, 1996, whether or not they are listed on the registration

o  Corporate shareholders who owned shares of any Mutual Series
   Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum initial investment: $1,000.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin
Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

   Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments investing in Franklin Templeton funds assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants [, in the case of certain retirement plans,] have full or shared investment discretion. Minimum initial investment: $1 million.

   Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.


BUYING SHARES

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page [#]). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative
---------------------------------------------------------------------
                    If you have another    Before requesting a
BY PHONE/ONLINE     Franklin Templeton     telephone or online
                    fund account with      purchase into an
(Up to $100,000     your bank account      existing account, please
per shareholder     information on file,   make sure we have your
per day)            you may open a new     bank account information
                    account by phone. At   on file. If we do not
                    this time, a new       have this information,
franklintempleton.  account may not be     you will need to send
com                 opened online.         written instructions
NOTE: (1) CERTAIN                          with your bank's name
ACCOUNT TYPES ARE   To make a same day     and address and a voided
NOT AVAILABLE FOR   investment, your       check or savings account
ONLINE ACCOUNT      phone order must be    deposit slip. If the
ACCESS AND (2) THE  received and accepted  bank and Fund accounts
AMOUNT MAY BE       by us by 1:00 p.m.     do not have at least one
HIGHER FOR MEMBERS  Pacific time or the    common owner, your
OF FRANKLIN         close of the New York  written request must be
TEMPLETON VIP       Stock Exchange,        signed by ALL fund AND
SERVICESTM.         whichever is earlier.  bank account owners, and
PLEASE SEE PAGE                            each individual must
[XX] FOR MORE                              have his or her
INFORMATION                                signature guaranteed.
REGARDING
ELIGIBILITY.                               To make a same day
                                           investment, your phone
                                           or online order must be
                                           received and accepted by
                                           us by 1:00 p.m. Pacific
                                           time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to AGE High    to AGE High Income Fund.
                    Income Fund.           Include your account
                                           number on the check.
BY MAIL             Mail the check and
                    your signed            Fill out the deposit
                    application to         slip from your account
                    Investor Services.     statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
                    Call  to receive a     Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
BY WIRE             instructions.
                                           To make a same day wire
1-800/632-2301      Wire the funds and     investment, the wired
(or 1-650/312-2000  mail your signed       funds must be received
collect)            application to         and accepted by us by
                    Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day
                    wire investment, the
                    wired funds must be
                    received and accepted
                    by us by 1:00 p.m.
                    Pacific time or the
                    close of the New York
                    Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------
                    Call Shareholder       Call Shareholder
BY EXCHANGE         Services at            Services at
                    1-800/632-2301, or     1-800/632-2301, or send
                    send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system       (Please see page [#] for
                    cannot be used to      information on
                    open a new account.    exchanges.)

                    (Please see page [#]
                    for information on
                    exchanges.)
---------------------------------------------------------------------


       Franklin Templeton Investor Services P.O. Box 997151,
                     Sacramento, CA 95899-9983
                  Call toll-free: 1-800/632-2301
   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
       or visit us online 24 hours a day, 7 days a week, at
                       franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.
This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information. [End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


FRANKLIN TEMPLETON VIP SERVICES/TM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o  you want to send your proceeds somewhere other   than the
   address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP
ServicesTM. Please see page [x] for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES


If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.


REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement
Services at 1-800/527-2020 for details.


SELLING SHARES
----------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------


THROUGH YOUR        Contact your investment
INVESTMENT          representative
REPRESENTATIVE
----------------------------------------------------------
                    Send written instructions and
                    endorsed share certificates (if you
                    hold share certificates) to Investor
BY MAIL             Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the
                    name(s) and address on the account,
                    or otherwise according to your
                    written instructions.
----------------------------------------------------------


                    As long as your transaction is for
                    $100,000 or less, you do not hold
BY PHONE/ONLINE     share certificates and you have not
                    changed your address by phone or
1-800/632-2301      online within the last 15 days, you
                    can sell your shares by phone or
franklintempleton.  online. The amount may be higher for
com                 members of Franklin Templeton VIP
                    ServicesTM.  Please see page [xx]
                    for more information regarding
                    eligibility.


                    A check will be mailed to the
                    name(s) and address on the account.
                    Written instructions, with a
                    signature guarantee, are required to
                    send the check to another address or
                    to make it payable to another
                    person.
----------------------------------------------------------
                    You can call, write, or visit us
                    online to have redemption proceeds
                    sent to a bank account. See the
BY ELECTRONIC FUNDS policies at left for selling shares
TRANSFER (ACH)      by mail, phone, or online.

                    Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to send written
                    instructions with your bank's name
                    and a voided check or savings
                    account deposit slip. If the bank
                    and Fund accounts do not have at
                    least one common owner, you must
                    provide written instructions signed
                    by ALL fund AND bank account owners,
                    and each individual must have his or
                    her signature guaranteed.

                    If we receive your request in proper
                    form by 1:00 p.m. Pacific time,
                    proceeds sent by ACH generally will
                    be available within two to three
                    business days.
----------------------------------------------------------

                    Obtain a current prospectus for the
BY EXCHANGE         fund you are considering.
                    Prospectuses are available online at
                    franklintempleton.com.

                    Call Shareholder Services at the
                    number below or send signed written
                    instructions. You also may place an
                    exchange order online.  See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be
                    processed.
----------------------------------------------------------

          Franklin Templeton Investor Services P.O. Box 997151,
                        Sacramento, CA 95899-9983
                     Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
          or visit us online 24 hours a day, 7 days a week, at
                       franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]



Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.


EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction.
Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing
Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since the Fund invests significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential impact of Time Zones and Market Holidays").

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing
    Trading Policy;

o   imposing a redemption fee for short-term trading;

o [monitoring [potential price differentials following the close of trading in foreign markets] [and] [changes in indications of value for relatively illiquid traded securities] to determine whether the application of fair value pricing procedures is warranted;]

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


REDEMPTION FEE


REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS


The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES
AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the Fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see
"Telephone/Online Privileges" on page [#]).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                 HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME              TELEPHONE NUMBER    THROUGH FRIDAY)
----------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301      5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020      5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040      5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563      6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637      5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301      (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-01608          105 PA 10/05






FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST
CLASS A, B, C & R


STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2005



[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent
Registered Public Accounting Firm in the Fund's Annual Report to
Shareholders, for the fiscal year ended May 31, 2005, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R)
(1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                    [#]
Officers and Trustees                          [#]
Fair Valuation and Liquidity                   [#]
Proxy Voting Policies and Procedures           [#]
Management and Other Services                  [#]
Portfolio Transactions                         [#]
Distributions and Taxes                        [#]
Organization, Voting Rights
 and Principal Holders                         [#]
Buying and Selling Shares                      [#]
The Underwriter                                [#]
Performance                                    [#]
Miscellaneous Information                      [#]
Description of Ratings                         [#]


-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
   GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
   BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

 1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

 2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

 3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

 4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

 5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:


      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS The Fund may invest in loans made to corporate and other business entities by banks or other financial institutions ("corporate loans"). Such corporate loans typically pay interest rates, which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate ("LIBOR") plus a premium. The Fund may acquire loan participations and other related direct or indirect corporate debt obligations (including assignments of corporate loans), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Such loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions.
The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The Fund may invest in corporate loans in one of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. DIRECT INVESTMENTS IN CORPORATE LOANS. It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in a participation interest in, or an assignment of, a corporate loan, the Fund may pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

2. ASSIGNMENTS OF CORPORATE LOANS. If the Fund purchases an assignment of a corporate loan from a lender, the Fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. PARTICIPATION INTERESTS IN CORPORATE LOANS. In contrast to an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, its Manager may consider the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at par value, the Fund may buy participations trading at a premium and also may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant rather than of the corporate borrower. This means that the Fund does not have any direct contractual rights against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund may not benefit directly from the collateral supporting the underlying corporate loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility ("revolvers") corporate loans and some types of delayed draw loans, lenders, including the Fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

For these loans, the Fund or its custodian will segregate on the books of the Fund an amount of equivalent value to meet such future obligations. This amount will be in the form of cash or other liquid assets. Because the Fund will maintain a sufficient amount by segregating such assets on the books for such contingent obligations, the manager believe that such obligations do not constitute senior securities under the 1940 Act as interpreted by the SEC.

DELAYED DRAW TERM LOANS. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. They have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are identical to term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded and repaid amounts may not be reborrowed.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan ("prefunded L/C loan") is a facility created by the Borrower in conjunction with the Agent Bank as issuers of the loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held and invested by the Agent Bank and held solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest usually approximating a benchmark rate , such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread
plus the benchmark rate, usually LIBOR.     The funds will be
returned to the Fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the Fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS.

      CREDITWORTHINESS. Indebtedness of companies with poor creditworthiness involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower may default or go into bankruptcy and the Fund having more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

      NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

      INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or
affiliates.   The value of the collateral, however, may decline
following investment by the Fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to currently existing or future indebtedness of the corporate borrower or take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

      PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, a Manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by its Manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally consider corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by a Manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Prefunded L/C term loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the Fund to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. Each Manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the Fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate Borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The Fund will not act as an Agent Bank. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.


The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See
"Swap agreements" for a description of additional risks associated with credit default swaps.


DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest. Debentures, which are corporate obligations, typically unsecured, issued under an indenture, do not necessarily have any particular payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

The Fund may invest up to 10% of its total assets in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the future. These securities may be illiquid.


The Fund may also invest a portion of its assets in debt securities that have floating or variable payment schedules.
These securities include floating rate notes issued by governments and corporate issuers, certain US government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.


HIGH YIELD SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates.
Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933
Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

PAY-IN-KIND SECURITIES. Pay-in-kind securities pay interest by issuing more securities. The Fund is deemed to receive interest over the life of these securities and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or a specified date when the securities begin paying current interest. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.

RATINGS. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S& P or Baa by Moody's ). Please see "Description of Ratings" for details.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o   the experience and managerial strength of the issuer;

o responsiveness to changes in interest rates and business conditions;

o   debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

ZERO-COUPON SECURITIES. Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. The Fund's equity investments generally will be convertible securities and dividend-paying common or preferred stocks.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation;
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

FOREIGN CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) in an attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.


ILLIQUID SECURITIES Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days durations, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets. The Fund's board of trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. Examples of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.



LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.


SWAP AGREEMENTS The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In some swap transactions, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument, but instead, agree to exchange the returns that would be earned or realized if the notional amount were invested.

The Fund's obligations (or rights) under a swap agreement will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). To limit potential leveraging of the Fund's portfolio, the Fund adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent swaps are entered into for good faith hedging purposes, the manager and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions or segregated assets procedures.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement in the event of default by or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The obligations to make or receive repayment of principal on the underlying securities are not exchanged. Interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CREDIT DEFAULT SWAPS. The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S TRANSACTIONS Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

TRADE CLAIMS The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.


WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Fund will generally buy debt securities on a when-issued basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will segregate by appropriate notation on the books of the Fund or its custodian, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities. Entering into a when-issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO
HOLDINGS   The Fund's overall policy with respect to the release
of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o   Bloomberg, Capital Access, CDA (Thomson Financial), Factset,
    Fidelity Advisors, Lipper Inc., Morningstar, Standard &
    Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK:
    Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING
    FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
    Counsel: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS/TRUSTEES COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.

o The recipient agrees not to trade on the nonpublic information received.

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------


Franklin High Income Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------
                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN     OTHER
 NAME, AGE               OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------
Robert F.     Trustee      Since     51        None
Carlson                    1982
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, senior member and past President, Board of
Administration, California Public Employees Retirement Systems
(CALPERS); and formerly, member and Chairman of the Board,
Sutter Community Hospitals; member, Corporate Board, Blue
Shield of California; and Chief Counsel, California Department
of Transportation.
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1992
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     116       Director, The
LaHaye (1929)              1998                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------
                                   NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN     OTHER
 NAME, AGE               OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------

**Harmon E.   Trustee and  Trustee   36        None
Burns (1945)  Vice         since
One Franklin  President    1993 and
Parkway                    Vice
San Mateo,                 President
CA 94403-1906              since
                           1985

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   126       None
Johnson, Jr.  President    since
(1940)        and Chief    1978,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1989,
CA 94403-1906 Management   and
                           Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton
Investments; and formerly, Director of Compliance, Franklin
Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Officer of 33 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not           Not
Gambill       President     2002      Applicable    Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer-Finance
Blvd.         and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
49 of the investment companies in Franklin Templeton
Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC;
Officer of 49 of the investment companies in Franklin Templeton
Investments; and formerly, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

The Trust pays noninterested board members $3,030 per quarter plus $990 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.



                                     TOTAL FEES     NUMBER OF BOARDS
                                    RECEIVED FROM    IN FRANKLIN
                      TOTAL FEES      FRANKLIN        TEMPLETON
                       RECEIVED       TEMPLETON      INVESTMENTS
                       FROM THE     INVESTMENTS/2      ON WHICH
NAME                   TRUST/1 ($)        ($)        EACH SERVES/3
------------------------------------------------------------------

Frank H. Abbott,        14,940          181,601           -
III/4
Robert F. Carlson       21,110          116,125          15
S. Joseph Fortunato     13,778          372,100          46
Frank W. T. LaHaye      15,833          183,598          29

1. For the fiscal year ended May 31, 2005.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 29, 2005.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the estimated dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.


INDEPENDENT BOARD MEMBERS
-------------------------

                                                     AGGREGATE
                                                   DOLLAR RANGE OF
                                                EQUITY SECURITIES IN
                                                 ALL FUNDS OVERSEEN
                              DOLLAR RANGE          BY THE BOARD
                               OF EQUITY           MEMBER IN THE
 NAME OF                     SECURITIES IN       FRANKLIN TEMPLETON
 BOARD MEMBER                  THE FUND            FUND COMPLEX
------------------------------------------------------------------
Frank H. Abbott, III               None           Over $100,000
Robert F. Carlson             Over $100,000       Over $100,000
S. Joseph Fortunato           Over $100,000       Over $100,000
Frank W.T. LaHaye             Over $100,000       Over $100,000


INTERESTED BOARD MEMBERS
------------------------
                                                     AGGREGATE
                                                   DOLLAR RANGE OF
                                                EQUITY SECURITIES IN
                                                 ALL FUNDS OVERSEEN
                              DOLLAR RANGE          BY THE BOARD
                               OF EQUITY           MEMBER IN THE
 NAME OF                     SECURITIES IN       FRANKLIN TEMPLETON
 BOARD MEMBER                  THE FUND            FUND COMPLEX
------------------------------------------------------------------
Harmon E. Burns               Over $100,000      Over $100,000
Rupert H. Johnson, Jr.        Over $100,000      Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Robert F. Carlson, and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Robert F. Carlson, S. Joseph Fortunato, and Frank W.T. LaHaye.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2005, the Audit Committee met six times; the Nominating Committee did not meet.

FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the
required level of liquidity is maintained.   The manager has
formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin
Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors of portfolio companies. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders.
In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of high current yield funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to high current yield funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of high current yield funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:


               MANAGEMENT FEES PAID ($)
-------------------------------------------
2005                 13,358,1921
2004                 13,201,5721
2003                 10,477,5521

1.For the fiscal years ended 2005, 2004 and 2003, management fees, before any reduction, totaled $13,621,287, $13,452,819 and $10,764,419 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on May 31, 2005:

------------------------------------------------------------------------
Name      Number       Assets      Number of   Assets     Number   Assets
          of Other     of Other    Other       of Other   of       of
          Registered   Registered  Pooled      Pooled     Other    Other
          Investment   Investment  Investment  Investment Accounts Accounts
          Companies    Companies   Vehicles    Vehicles   Managed  Managed
          Managed[1]   Managed     Managed[1]  Managed             (x $1
                       (x $1                   (x $1               million)
                       million)                million)            [1][2]
                       [1]                     [1][2]
-------------------------------------------------------------------------
Chris       []           []         []           []        []       []
Molumphy
Eric        []           []         []           []        []       []
Takaha
-------------------------------------------------------------------------

These figures represent registered investment companies other than the Funds that comprise this SAI.
[2.] The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation
program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY  Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of May 31, 2005 (such amounts may change from time to time):

      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      Chris Molumphy     $100,001 - $500,000
      Eric Takaha         $10,001 - $50,000
      -----------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of the Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
 o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid
FT Services the following administration fees:


             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2005                 2,809,849
 2004                 2,767,394
 2003                 2,320,308



SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation
(NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN  Bank of New York, Mutual Funds Division, 100 Church
Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, Three Embarcadero Center
San Francisco, CA 94111- 4004, is the Fund's independent registered public accounting firm. The Independent Registered
Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third-party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.


The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.


As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:


              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2005                  80,5791
 2004                 174,5771
 2003                   41,879

1. For the fiscal years ended 2005 and 2004, the increase in reported brokerage commissions, as compared to the previous two fiscal years, was primarily due to an increase in equity purchases.

For the fiscal year ended May 31, 2005, the Fund paid brokerage commissions of $74,665 from aggregate portfolio transactions of $55,084,684 to brokers who provided research services.

As of May 31, 2005, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o  You reinvest the sales proceeds in the Fund or in another
   Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S.
      withholding or estate tax, and are subject to special U.S.
      tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

 Interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. tax when paid to a non-U.S. investor. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. The Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by the Fund or by other corporations (including
REITs) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRTPA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,

o   certify that this number is correct,

o   certify that you are not subject to backup withholding, and

o   certify that you are a U.S. person (including a U.S.
    resident alien).

The Fund also must withhold if the IRS instructs it to do so.
When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.


SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,


DERIVATIVES. The Fund is permitted to invest in certain options, forwards and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


TAX STRADDLES. The Fund's investment in options, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC INVESTMENTS. The Fund is permitted to make synthetic investments comprised of various equity and/or debt securities and derivative instruments, including credit-linked securities. The combined effect of these investments is to achieve a desired income stream and/or amalgam of equity or income rights. For tax purposes, each security forming part of a synthetic investment is analyzed separately, and the tax consequences of such an investment for the Fund could differ from those of an investment in a traditional security.

STRUCTURED INVESTMENTS. The Fund is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in interest rate swaps that are designed to give the holder an exchange of a fixed rate of interest for a floating rate of interest, or vice versa. The Fund also could invest in a credit-linked security that is backed by an interest in a credit default swap, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 1, 1996, and is registered with the SEC.


The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:


o  AGE High Income Fund -  Class A
o  AGE High Income Fund -  Class B
o  AGE High Income Fund -  Class C
o  AGE High Income Fund -  Class R
o  AGE High Income Fund -  Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of July 5, 2005, the officers and board members, as a group, owned of record and beneficially 1.70% of the outstanding shares of Franklin's AGE High Income Fund Advisor Class and less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B, Class
C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin
Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.


o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance
   Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.


   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.



o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended


o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o  Members of the Assembly of Governmental Employees (AGE)


Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.


RETIREMENT PLANS. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                           0


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.


Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.


OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.
Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o  Redemptions of shares by investors in an Employer Sponsored
   Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan


o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o  Redemptions by a DCS Plan or an Employer Sponsored
   Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class
   B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended.


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer
(ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the ~~time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those
described in this SAI or in the prospectus.   Institutional and
bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31, 2005:

                                               AMOUNT RECEIVED IN
              TOTAL                             CONNECTION WITH
           COMMISSIONS     AMOUNT RETAINED BY    REDEMPTIONS AND
           RECEIVED ($)     DISTRIBUTORS ($)     REPURCHASES ($)
 --------------------------------------------------------------------
 2005       5,285,611           645,231              448,405
 2004       5,908,040           583,264              836,071
 2003       5,387,703           444,763              702,615


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN.  The Fund may pay up to 0.15% per year of Class
A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class A shares of the Fund that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.15% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years


For the fiscal year ended May 31, 2005, the amounts paid by the Fund pursuant to the plan were:

                                      ($)
----------------------------------------------
Advertising                           134,417
Printing and mailing                   10,576
 prospectuses
 other than to current
 shareholders
Payments to underwriters               68,021
Payments to broker-dealers          2,966,276
Other                                 174,953
                                  ------------
Total                               3,354,243
                                  ============


THE CLASS B, C AND R PLANS. The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2005, were:

                                      ($)
----------------------------------------------
Advertising                            28,063
Printing and mailing                    2,889
 prospectuses
 other than to current
 shareholders
Payments to underwriters               10,676
Payments to broker-dealers          1,339,546
Other                                  42,404
                                  ------------
Total                               1,423,578
                                  ============


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2005, were:

                                      ($)
----------------------------------------------
Advertising                            31,378
Printing and mailing                    2,504
 prospectuses
 other than to current
 shareholders
Payments to underwriters               10,645
Payments to broker-dealers          2,679,169
Other                                  33,779
                                  ------------
Total                               2,757,475
                                  ============


Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2005, were:

                                      ($)
----------------------------------------------
Advertising                               818
Printing and mailing                       14
 prospectuses
 other than to current
 shareholders
Payments to underwriters                  300
Payments to broker-dealers             16,877
Other                                   4,449
                                  ------------
Total                                  22,458
                                  ============


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule
12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended May 31, 2005, were:

               1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Class A          6.40          6.62                 6.31



               1 YEAR (%)    5 YEARS (%)            SINCE
                                                  INCEPTION
                                                  (1/1/99) (%)
------------------------------------------------------------------
Class B          6.09          6.63                 4.63


               1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Class C          9.53          6.96                 6.22

                                                    SINCE
                                                  INCEPTION
               1 YEAR (%)    5 YEARS(%)          (12/31/69) (%)
------------------------------------------------------------------
Class R          9.68          7.21                 6.33


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2005 were:

               1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Class A          3.77          3.02                 2.55

                                                     SINCE
               1 YEAR (%)    5 YEARS (%)           INCEPTION
                                                  (1/1/99) (%)
------------------------------------------------------------------
Class B          3.55          3.17                 1.14


               1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Class C          7.00          3.56                 2.68

                                                      SINCE
                                                    INCEPTION
               1 YEAR (%)    5 YEARS(%)           (12/31/69) (%)
------------------------------------------------------------------
Class R          7.10          3.70                 2.65


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions)
n  =  number of years
ATV  =   ending value of a hypothetical $1,000 payment made at
   D the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended May 31, 2005, were:

               1 YEAR (%)    5 YEARS (%)       10 YEARS (%)
--------------------------------------------------------------
Class A          4.11          3.32              2.94

                                                 SINCE
               1 YEAR (%)    5 YEARS (%)       INCEPTION
                                               (1/1/99) (%)
--------------------------------------------------------------
Class B          3.91          3.43              1.68


               1 YEAR (%)    5 YEARS (%)       10 YEARS (%)
--------------------------------------------------------------
Class C          6.15          3.76              3.03

                                                 SINCE
               1 YEAR (%)    5 YEARS(%)        INCEPTION
                                               (12/31/69) (%)
--------------------------------------------------------------
Class R          6.24          3.90              3.02


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions and redemptions)
n  =  number of years
ATV    = ending value of a hypothetical $1,000 payment made at
   DR the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2005, were:

               1 YEAR (%)    5 YEARS (%)       10 YEARS (%)
-------------------------------------------------------------
Class A          6.40          37.76             84.37

                                                 SINCE
               1 YEAR (%)    5 YEARS (%)       INCEPTION
                                               (1/1/99) (%)
-------------------------------------------------------------
Class B          6.09          37.82             33.66


               1 YEAR (%)    5 YEARS (%)       10 YEARS (%)
-------------------------------------------------------------
Class C          9.53          39.97             82.77


               1 YEAR (%)    5 YEARS(%)        10 YEARS (%)
-------------------------------------------------------------
Class R          9.68          41.63             84.66

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 2005, were:

CLASS A (%)   CLASS B (%)   CLASS C (%)   CLASS R (%)
---------------------------------------------------
  6.53          6.35          6.32          6.52


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            --
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, and taxable-equivalent yield which are calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 2005, were:

CLASS A (%)   CLASS B (%)   CLASS C (%)  CLASS R (%)
----------------------------------------------------
   6.88          6.69         6.63         6.74


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin
Templeton funds.



MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $425 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE


Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.


BELOW INVESTMENT GRADE


Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))


The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


INVESTMENT GRADE


AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BELOW INVESTMENT GRADE


BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS


MOODY'S


Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


S&P


S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST

ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2005


[Insert Franklin Templeton Investments logo]



P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2005, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                    [#]
Officers and Trustees                          [#]
Fair Valuation and Liquidity                   [#]
Proxy Voting Policies and Procedures           [#]
Management and Other Services                  [#]
Portfolio Transactions                         [#]
Distributions and Taxes                        [#]
Organization, Voting Rights
 and Principal Holders                         [#]
Buying and Selling Shares                      [#]
The Underwriter                                [#]
Performance                                    [#]
Miscellaneous Information                      [#]
Description of Ratings                         [#]


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees,
(ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

 1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

 2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

 3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

 4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

 5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:


      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS The Fund may invest in loans made to corporate and other business entities by banks or other financial institutions ("corporate loans"). Such corporate loans typically pay interest rates, which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate ("LIBOR") plus a premium. The Fund may acquire loan participations and other related direct or indirect corporate debt obligations (including assignments of corporate loans), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Such loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The Fund may invest in corporate loans in one of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. DIRECT INVESTMENTS IN CORPORATE LOANS. It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in a participation interest in, or an assignment of, a corporate loan, the Fund may pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

2. ASSIGNMENTS OF CORPORATE LOANS. If the Fund purchases an assignment of a corporate loan from a lender, the Fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. PARTICIPATION INTERESTS IN CORPORATE LOANS. In contrast to an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, its Manager may consider the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at par value, the Fund may buy participations trading at a premium and also may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant rather than of the corporate borrower. This means that the Fund does not have any direct contractual rights against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund may not benefit directly from the collateral supporting the underlying corporate loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility ("revolvers") corporate loans and some types of delayed draw loans, lenders, including the Fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

For these loans, the Fund or its custodian will segregate on the books of the Fund an amount of equivalent value to meet such future obligations. This amount will be in the form of cash or other liquid assets. Because the Fund will maintain a sufficient amount by segregating such assets on the books for such contingent obligations, the manager believe that such obligations do not constitute senior securities under the 1940 Act as interpreted by the SEC.

DELAYED DRAW TERM LOANS. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. They have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are identical to term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded and repaid amounts may not be reborrowed.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan ("prefunded L/C loan") is a facility created by the Borrower in conjunction with the Agent Bank as issuers of the loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held and invested by the Agent Bank and held solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest usually approximating a benchmark rate , such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the
benchmark rate, usually LIBOR.     The funds will be returned to the Fund as
a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the Fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS.

      CREDITWORTHINESS. Indebtedness of companies with poor creditworthiness involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower may default or go into bankruptcy and the Fund having more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

      NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

      INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or
affiliates.   The value of the collateral, however, may decline following investment by the Fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to currently existing or future indebtedness of the corporate borrower or take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

      PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, a Manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by its Manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally consider corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by a Manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Prefunded L/C term loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the Fund to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. Each Manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the Fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate Borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The Fund will not act as an Agent Bank. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.


The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swap agreements" for a description of additional risks associated with credit default swaps.


DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest. Debentures, which are corporate obligations, typically unsecured, issued under an indenture, do not necessarily have any particular payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

The Fund may invest up to 10% of its total assets in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the future. These securities may be illiquid.

The Fund may also invest a portion of its assets in debt securities that have floating or variable payment schedules. These securities include floating rate notes issued by governments and corporate issuers, certain US government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.

HIGH YIELD SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

PAY-IN-KIND SECURITIES. Pay-in-kind securities pay interest by issuing more securities. The Fund is deemed to receive interest over the life of these securities and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or a specified date when the securities begin paying current interest. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.

RATINGS. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S& P or Baa by Moody's ). Please see "Description of Ratings" for details.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o   the experience and managerial strength of the issuer;

o   responsiveness to changes in interest rates and business conditions;

o   debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

ZERO-COUPON SECURITIES. Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. The Fund's equity investments generally will be convertible securities and dividend-paying common or preferred stocks.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

FOREIGN CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) in an attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.


ILLIQUID SECURITIES Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days durations, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets. The Fund's board of trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. Examples of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.



LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.


SWAP AGREEMENTS The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In some swap transactions, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument, but instead, agree to exchange the returns that would be earned or realized if the notional amount were invested.

The Fund's obligations (or rights) under a swap agreement will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). To limit potential leveraging of the Fund's portfolio, the Fund adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent swaps are entered into for good faith hedging purposes, the manager and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions or segregated assets procedures.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement in the event of default by or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The obligations to make or receive repayment of principal on the underlying securities are not exchanged. Interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CREDIT DEFAULT SWAPS. The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S TRANSACTIONS Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

TRADE CLAIMS The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.


WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Fund will generally buy debt securities on a when-issued basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will segregate by appropriate notation on the books of the Fund or its custodian, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities. Entering into a when-issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
    COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS/TRUSTEES COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING
    SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.

o   The recipient agrees not to trade on the non-public information received.

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


Franklin High Income Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------

                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN     OTHER
 NAME, AGE               OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------
Robert F.     Trustee      Since     51        None
Carlson                    1982
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of
Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board,
Sutter Community Hospitals; member, Corporate Board, Blue
Shield of California; and Chief Counsel, California Department
of Transportation.
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1992
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     116       Director, The
LaHaye (1929)              1998                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN     OTHER
 NAME, AGE               OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------

**Harmon E.   Trustee and  Trustee   36        None
Burns (1945)  Vice         since
One Franklin  President    1993 and
Parkway                    Vice
San Mateo,                 President
CA 94403-1906              since
                           1985

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   126       None
Johnson, Jr.  President    since
(1940)        and Chief    1978,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1989,
CA 94403-1906 Management   and
                           Chief
                           Executive
                           Officer
                           -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not           Not
Gambill       President     2002      Applicable    Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer-Finance
Blvd.         and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC;
Officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.


The Trust pays noninterested board members $3,030 per quarter plus $990 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.



                                                      NUMBER OF
                                     TOTAL FEES       BOARDS IN
                                    RECEIVED FROM     FRANKLIN
                      TOTAL FEES      FRANKLIN        TEMPLETON
                       RECEIVED       TEMPLETON      INVESTMENTS
                       FROM THE     INVESTMENTS/2      ON WHICH
NAME                   TRUST/1 ($)        ($)        EACH SERVES/3
------------------------------------------------------------------

Frank H. Abbott,        14,940          181,601          -
III4
Robert F. Carlson       21,110          116,125         15
S. Joseph Fortunato     13,778          372,100         46
Frank W. T. LaHaye      15,833          183,598         29

1. For the fiscal year ended May 31, 2005.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 29, 2005.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the estimated dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.


INDEPENDENT BOARD MEMBERS
-------------------------

                                                     AGGREGATE
                                                   DOLLAR RANGE OF
                                                EQUITY SECURITIES IN
                                                 ALL FUNDS OVERSEEN
                              DOLLAR RANGE          BY THE BOARD
                               OF EQUITY           MEMBER IN THE
 NAME OF                     SECURITIES IN       FRANKLIN TEMPLETON
 BOARD MEMBER                  THE FUND            FUND COMPLEX
------------------------------------------------------------------

Frank H. Abbott, III               None           Over $100,000
Robert F. Carlson             Over $100,000       Over $100,000
S. Joseph Fortunato           Over $100,000       Over $100,000
Frank W.T. LaHaye             Over $100,000       Over $100,000

INTERESTED BOARD MEMBERS
------------------------
                                                     AGGREGATE
                                                   DOLLAR RANGE OF
                                                EQUITY SECURITIES IN
                                                 ALL FUNDS OVERSEEN
                              DOLLAR RANGE          BY THE BOARD
                               OF EQUITY           MEMBER IN THE
 NAME OF                     SECURITIES IN       FRANKLIN TEMPLETON
 BOARD MEMBER                  THE FUND            FUND COMPLEX
------------------------------------------------------------------

Harmon E. Burns               Over $100,000      Over $100,000
Rupert H. Johnson, Jr.        Over $100,000      Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Robert F. Carlson and Frank W. T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Robert F. Carlson, S. Joseph Fortunato, and Frank W. T. LaHaye.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2005, the Audit Committee met six times; the Nominating Committee did not meet.

FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity
is maintained.   The manager has formed a Valuation & Liquidity Oversight
Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors of portfolio companies. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.



MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of high current yield funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to high current yield funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of high current yield funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES  The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:


               MANAGEMENT FEES PAID ($)
-------------------------------------------
2005                 13,358,1921
2004                 13,201,5721
2003                 10,477,5521

1.For the fiscal years ended 2005, 2004 and 2003, management fees, before any reduction, totaled $13,621,287, $13,452,819 and $10,764,419 respectively.
Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on May 31, 2005:

-------------------------------------------------------------------------
Name      Number      Assets      Number of  Assets     Number    Assets
          of Other    of Other    Other      of Other   of        of
          Registered  Registered  Pooled     Pooled     Other     Other
          Investment  Investment  Investment Investment Accounts  Accounts
          Companie    Companies   Vehicles   Vehicles   Managed   Managed
          Managed1    Managed     Managed    Managed              (x $1
                      (x $1                  (x $1                million)
                      million)               million)2
--------------------------------------------------------------------------
Chris       4            []         3        122.67     None      None
Molumphy
Eric        5            []         3         95.59     None      None
Takaha
--------------------------------------------------------------------------

These figures represent registered investment companies other than the Funds that comprise this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

[Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY  Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of May 31, 2005 (such amounts may change from time to time):

      -----------------------------------------
      Portfolio Manager  Dollar   Range of Fund
                         Shares   Beneficially
                                  Owned
      -----------------------------------------
      Chris Molumphy     $100,001 - $500,000
      Eric Takaha         $10,001 - $50,000
      -----------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of the Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:


             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2005                 2,809,849
 2004                 2,767,394
 2003                 2,320,308



SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center
San Francisco, CA 94111- 4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third-party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.


As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:


              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2005                  80,5791
 2004                 174,5771
 2003                   41,879

1. For the fiscal years ended 2005 and 2004, the increase in reported brokerage commissions, as compared to the previous two fiscal years, was primarily due to an increase in equity purchases.

For the fiscal year ended May 31, 2005, the Fund paid brokerage commissions of $74,665 from aggregate portfolio transactions of $55,084,684 to brokers who provided research services.

As of May 31, 2005, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in
(i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. tax when paid to a non-U.S. investor. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

 In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

 These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

 The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. The Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by the Fund or by other corporations (including REITs) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRTPA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.


After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,


DERIVATIVES. The Fund is permitted to invest in certain options, forwards and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


TAX STRADDLES. The Fund's investment in options, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC INVESTMENTS. The Fund is permitted to make synthetic investments comprised of various equity and/or debt securities and derivative instruments, including credit-linked securities. The combined effect of these investments is to achieve a desired income stream and/or amalgam of equity or income rights. For tax purposes, each security forming part of a synthetic investment is analyzed separately, and the tax consequences of such an investment for the Fund could differ from those of an investment in a traditional security.

STRUCTURED INVESTMENTS. The Fund is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in interest rate swaps that are designed to give the holder an exchange of a fixed rate of interest for a floating rate of interest, or vice versa. The Fund also could invest in a credit-linked security that is backed by an interest in a credit default swap, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 1, 1996, and is registered with the SEC.


The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:


o  AGE High Income Fund -  Class A
o  AGE High Income Fund -  Class B
o  AGE High Income Fund -  Class C
o  AGE High Income Fund - Class R
o  AGE High Income Fund -  Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of July 5, 2005, the officers and board members, as a group, owned of record and beneficially 1.70% of the outstanding shares of Franklin's AGE High Income Fund Advisor Class and less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.


Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the
prospectus.   Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended May 31, 2005, were:


                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------------
Advisor Class        11.29         7.67         6.91



The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation).The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2005, were:


                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------
Advisor Class         8.49         3.99          3.09


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions)
n  =  number of years
ATV =   ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return
(post-liquidation).The average annual total returns after taxes on distributions and redemption for the indicated periods ended May 31, 2005, were:

                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------
Advisor Class         7.28        4.18          3.43


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV    =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2005, were:


                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------
Advisor Class         11.29       44.69         95.09

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended May 31, 2005, was:

                   YIELD (%)
--------------------------------
ADVISOR CLASS         6.97


The following SEC formula was used to calculate this figure:

                    6
Yield = 2 [(a-b + 1)  - 1]
           ----
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended May 31, 2005, was:

                       DISTRIBUTION RATE
                              (%)
-------------------------------------------
Advisor Class                 7.29


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.



MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $425 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

CORPORATE BOND RATINGS
-------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE


Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.


BELOW INVESTMENT GRADE


Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))


The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


INVESTMENT GRADE


AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BELOW INVESTMENT GRADE


BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not ~likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS


MOODY'S


Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ~rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





                     FRANKLIN HIGH INCOME TRUST
                         FILE NOS. 002-30203
                              811-01608

                              FORM N-1A

                               PART C
                          OTHER INFORMATION

ITEM 23.   EXHIBITS

      The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated May 14, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (ii) Certificate of Amendment of Agreement and
                Declaration of Trust of Age High Income Fund dated
                July 15, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (iii) Certificate of Amendment of Agreement and
                Declaration of Trust of Franklin High Income Trust dated July 19, 2001
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (iv)  Certificate of Trust of Age High Income Fund dated
                May 14, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (v) Certificate of Amendment to the Certificate of Trust of Age High Income Fund dated July 15, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (b)  By-Laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 36 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: August 2, 1996

          (ii)  Amendment dated October 10, 2002 to the Bylaws
                Filing: Post-Effective Amendment No. 47 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2004

          (iii) Amendment dated May 12, 2004 to the Bylaws of
                Franklin High Income Trust

      (c)  Instruments Defining Rights of Securities Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (e)  Underwriting Contracts

          (i)   Amended and Restated Distribution Agreement dated
                October 31, 2000 between Registrant and
                Franklin/Templeton Distributions, Inc.
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated
                November 1, 2003
                Filing: Post-Effective Amendment No. 47 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2004

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (ii) Amendment dated May 7, 1997, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 39 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

          (iii) Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (iv) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New York dated
                February 16, 1996
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

           (v) Amendment dated March 1, 2005 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

           (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated May 16, 2001
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (vii) Amendment dated March 1, 2005 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York dated May 16,
                2001

         (viii) Amendment dated May 20, 2005, to Schedule 2 of the Amended and Restated Foreign Custody Manager
                Agreement between the Registrant and Bank of New
                York dated May 16, 2001

          (ix) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services LLC
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated July 14, 1998
                Filing: Post-Effective Amendment No. 39 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

      (l)  Initial Capital Agreements

           Not Applicable

      (m)  Rule 12b-1 Plan

           (i) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton
                Distributors, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (ii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 43 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (iii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 41 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: July 23, 1999

          (iv) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2002
                Filing: Post-Effective Amendment No. 47 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 29, 2003

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated November 18, 2003
                Filing: Post-Effective Amendment No. 47 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2004

      (p)  Code of Ethics

           (i)  Code of Ethics dated April, 2005

      (q)  Power of Attorney

           (i)  Power of Attorney dated May 12, 2004
                Amendment dated October 10, 2002 to the Bylaws
                Filing: Post-Effective Amendment No. 47 to
                Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2004

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.


b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 are kept by the Trust at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B

ITEM 30.   UNDERTAKINGS

      Not Applicable

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of July, 2005.


                                    FRANKLIN HIGH INCOME TRUST
                                    (Registrant)

                                    By /s/ DAVID P. GOSS
                                       David P. Goss
                                       Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*             Trustee and Chief Executive
Rupert H. Johnson, Jr.              Officer - Investment Management
                                    Dated:  July 27, 2005

Jimmy D. Gambill*                   Chief Executive Officer -
Jimmy D. Gambill                    Finance and Administration
                                    Dated:  July 27, 2005

Galen Vetter*                       Chief Financial Officer
Galen Vetter                        Dated:  July 27, 2005

Harmon E. Burns*                    Trustee
Harmon E. Burns                     Dated:  July 27, 2005

Robert F. Carlson*                  Trustee
Robert F. Carlson                   Dated:  July 27, 2005

S. Joseph Fortunato*                Trustee
S. Joseph Fortunato                 Dated:  July 27, 2005

Frank W. T. LaHaye*                 Trustee
Frank W. T. LaHaye                  Dated:  July 27, 2005


*By /s/ DAVID P. GOSS
    David P. Goss, Attorney-in-Fact
    (pursuant to Power of Attorney filed herewith)


                     FRANKLIN HIGH INCOME TRUST
                       REGISTRATION STATEMENT
                           EXHIBITS INDEX

                                                        PAGE NO. IN
                                                        SEQUENTIAL
                                                        NUMBERING
EXHIBIT NO.              DESCRIPTION                    SYSTEM
-----------              -----------                    ------

EX-99.(a)(i)             Agreement and Declaration      *
                         of Trust dated May 14, 1996

EX-99.(a)(ii)            Certificate of Amendment of    *
                         Agreement and Declaration
                         of Trust of Age High Income
                         Fund dated July 15, 1996

EX-99.(a)(iii)           Certificate of Amendment of    *
                         Agreement and Declaration
                         of Trust of Franklin High
                         Income Trust dated July 19,
                         2001

EX-99.(a)(iv)            Certificate of Trust of Age    *
                         High Income Fund dated May
                         14, 1996

EX-99.(a)(v)             Certificate of Amendment to    *
                         the Certificate of Trust of
                         Age High Income Fund dated
                         July 15, 1996

EX-99.(b)(i)             By-Laws                        *

EX-99.(b)(ii)            Amendment dated October 10,    *
                         2002 to the Bylaws

EX-99.(b)(iii)           Amendment dated May 12,        Attached
                         2004 to the Bylaws of
                         Franklin High Income Trust

EX-99.(d)(i)             Management Agreement           *
                         between Registrant and
                         Franklin Advisers, Inc.
                         dated September 13, 1996

EX-99.(e)(i)             Amended and Restated           *
                         Distribution Agreement
                         dated October 31, 2000,
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc.

EX-99.(e(ii)             Forms of Dealer Agreements     *
                         between Franklin/Templeton
                         Distributors, Inc. and
                         Securities Dealers dated
                         November 1, 2003

EX-99.(g)(i)             Master Custody Agreement       *
                         between Registrant and Bank
                         of New York dated February
                         16, 1996

EX--99.(g) (ii)          Amendment dated May 7,         *
                         1997, to the Master Custody
                         Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(iii)           Amendment dated February       *
                         27, 1998, to  Master
                         Custody Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(iv)            Amendment dated May 16,        *
                         2001 to Master Custody
                         Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(v)             Amendment dated March 1,       Attached
                         2005, to Exhibit A of the
                         Master Custody Agreement
                         between Registrant and Bank
                         of New York dated February
                         16, 1996

EX-99.(g)(vi)            Amended and Restated           *
                         Foreign Custody Manager
                         Agreement between the
                         Registrant and The Bank of
                         New York dated May 16, 2001

EX-99.(g)(vii)           Amendment dated March 1,       Attached
                         2005 to Schedule 1 of the
                         Amended and Restated
                         Foreign Custody Manager
                         Agreement between the
                         Registrant and Bank of New
                         York dated May 16, 2001

EX-99.(g)(viii)          Amendment dated May 20,        Attached
                         2005, to Schedule 2 of the
                         Amended and Restated
                         Foreign Custody Manager
                         Agreement between the
                         Registrant and Bank of New
                         York

EX-99.(g)(ix)            Terminal Link Agreement        *
                         between Registrant and Bank
                         of New York dated February
                         16, 1996

EX-99.(h)(i)             Subcontract for Fund           *
                         Administrative Services
                         dated January 1, 2001
                         between Franklin Advisers,
                         Inc. and Franklin Templeton
                         Services, LLC.

EX-99.(i)(i)             Opinion and Consent of         *
                         Counsel dated July 14, 1998

EX-99.(j)(i)             Consent of Independent         Attached
                         Registered Public
                         Accounting Firm

EX-99.(m)(i)             Class A Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         September 13, 1996

EX-99.(m)(ii)            Class C Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         October 31, 2000

EX-99.(m)(iii)           Class B Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         October 16, 1998

EX-99(m)(iv)             Class R Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         January 1, 2002

EX-99.(n)(i)             Multiple Class Plan dated      *
                         November 18, 2003

EX-99.(p)(i)             Code of Ethics dated April,    Attached
                         2005

EX-99.(q)(i)             Power of Attorney dated May    *
                         12, 2004

* Incorporated by Reference